Exhibit 99.2

1 www.lantronix.com

2 Lantronix to Acquire Transition Networks, Net2Edge from Communications System, Inc. Bringing scale, efficiencies, and accretion to turnkey IoT solutions providers www.lantronix.com 2 RA4

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, including statements concerning our business and product development plans and strategies, the perceived benefits of our products and corporate acquisitions, and our future growth and financial performance. Any statement relating to our plans, goals, expectations or any future event should be considered a forward-looking statement. While we have based our forward-looking statements on our current assumptions and expectations, forward-looking statements are not guarantee of future performance and are subject to substantial risks and uncertainties. As a result, our actual results could differ materially from those indicated in our forward-looking statements, and you should not rely on any of these forward-looking statements.

Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include the impact of the COVID-19 pandemic; volatility in global economic conditions; product development and marketing risks; risks related to manufacturing and international operations; difficulties associated with our suppliers, distributors or resellers; intense competition in our industry; changes in applicable U.S. and foreign government laws, regulations, and tariffs; risks associated with acquisitions, divestitures, mergers, or joint ventures; intellectual property and cybersecurity risks; the outcome of legal proceedings; and other risks and uncertainties described in "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC. In addition, new risks emerge from time-to-time and we cannot predict all future risks or assess the impact of all risks to our business. Our forward-looking statements are based on our view as of the date they are made. Except as required by law, we expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof because of new information, future events or otherwise.

This presentation references certain non-GAAP financial measures, including non-GAAP net income (loss). A reconciliation of the non-GAAP financial measures to the corresponding GAAP financial measures, along with important information regarding our disclosure of the non-GAAP financials, is provided in Appendix A.

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Transaction Summary

Acquired Businesses	**Carve out of broadband connectivity infrastructure equipment (Electronics & Software Business Segment) from CSI (TKR: JCS)** • PoE, Network Switches, Media Converters, Network Adapters • $34.5mm in CY 2020, Mid-40s GMs, Adjusted EBITDA <$1mm
Transaction Consideration	**$25mm in cash** • ~0.7x TTM Revenues • Performance-based earnout of up to $7mm if target achieves revenue of $42mm during the 12- month period following close of the transaction
Financial Impacts	**Combined pro-forma company revenues expected to exceed $100 million** • ~$7mm in combined annual run rate synergies expected within 24 months post-close, substantial day one synergies between the two companies • Significant, immediate accretion to non-GAAP EPS
Financing	$32mm of committed financing from SVB: $17.5mm term loan, $2.5mm revolver; $12mm second lien
Expected Closing	**June or July 2021**

LANTRONIX

www.lantronix.com

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5 Strategic Rationale Increased scale and cost efficiencies; Pro - forma combined revenue > $100 million annually Strengthens exposure to Smart Cities, Intelligent Transportation, and Security market verticals Significant synergy potential across COGS, operating expenses, and revenues Immediately accretive with significant non - GAAP EPS accretion in first full year Complementary product offering broadens customer base and increases cross sell opportunities; International markets a greenfield opportunity Combined R&D engine accelerates turnkey IoT solutions capabilities Attractive valuation relative to IoT hardware suppliers, with significant upside for pro - forma combination www.lantronix.com 5 Expect to Deliver Significant Long - Term Shareholder Value

6 • Remote Management (NEM, NDM, NIM) • Datacenter / MDF • Branch Office / Unmanned Site • External IoT • Industrial Automation • Logistics • Fleet • Healthcare • Security • Embedded IoT • Edge Connectivity • Edge Computing • RF Mesh / SDRF • Network Infrastructure • Switches • Media Converters • Adapters & Optics • PoE • Segmentation • Traditional (Now) • Intelligent (Future) • Verticals • Smart Cities • Enterprise • Federal • Service Providers Complementary Products New Verticals Expertise www.lantronix.com 6

7 Product Development Leveraging Each Other’s Competencies www.lantronix.com 7 Cellular Connectivity Open Q, Computing SaaS Switching Gateways Remote Management PoE Service Providers Federal/Municipalities Smart Cities

8 www.lantronix.com Financial Efficiencies $34.5mm in TTM revenue, bringing combined pro - forma revenue to > $100mm • Complementary product offering brings multiple cross sell opportunities • Adds exposure to key growth verticals: Smart Cities, Smart Buildings, Intelligent Transportation • Increased mind share/shelf space at largest common distributors • International sales a greenfield opportunity when combined with Lantronix’s international reach & sales team Significant CM overlap • Increased volume driving better component and manufacturing pricing • Headcount efficiencies • Global supply chain savings Gross Margin/ CoGs Revenue Burdensome corporate allocation – greater than $3mm - disappears day one • G&A expenses centralized and consolidated • Third - party contracted development offshore consolidated into existing offshore design teams • Third - party contracted international sales consolidated into existing international sales teams Operating Expenses PP1 RA1 RA2 PP2 RA3